UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 26, 2009

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Mark Loughridge, Senior Vice President and Chief Financial Officer is speaking at a conference today and is prepared to provide the following information regarding IBM’s recent performance:

In IBM’s fourth quarter 2008 earnings report on January 20, IBM provided guidance of at least $9.20 of earnings per share for 2009, with relatively flat performance in the first quarter.  This was based on: flat constant currency revenue growth, which at current spot rates would result in a reported revenue decline; improving margin; flat profit dollars year-to-year; and the benefit of a lower share count.  IBM’s January 2009 results were consistent with this profile and IBM reaffirms EPS guidance for the year.

The company has been investing to capture growth in the emerging markets (addressed through IBM’s growth markets unit), and managing the major markets for productivity.  In 2008, revenue growth from the growth markets outpaced growth in the major markets by 8 points, with a range of 7 to 9 points in each quarter of 2008.  In January, the revenue growth in the growth markets was 7 points faster than the major markets, so generally in line with 2008.  Customers in the growth markets are building out infrastructures, as well as focusing on productivity and cost savings.

Regarding the services business, quarter-to-date the company has had year-to-year growth in signings, with strong double-digit growth in long term signings.  Recognizing that it is still early in the quarter, the company expects double-digit growth in long term signings, and growth in total signings in first quarter 2009.

All statements above regarding revenue growth in the growth and major markets, as well as signings growth are at constant currency.

While software transactions are typically back end loaded, the company has a good pipeline of software opportunities in the first quarter.

IBM had a cash balance of almost $13 billion at the end of 2008, of which nearly two-thirds was in the United States.  In January 2009, the company had good year-to-year free cash flow performance.  (The company measures free cash flow excluding Global Financing Receivables).  The company is repurchasing its shares in the open market.

Finally, the company has been executing a strategy to focus on the higher value segments of the IT industry.  As a result, it has been divesting cyclical and commoditizing businesses, including PC’s, hard disk drives, and printers.  Excluding the divested content from reported results, IBM’s revenue grew at 5% compound growth rate from 2000 to 2008.

Materials will be available on IBM’s website by the end of the day at http://w3.ibm.com/investor/events/conference022609/

Attachment I contains a slide that Mr. Loughridge may use at the above-referenced conference.  Attachment II contains certain reconciliation and other information (“Non-GAAP Supplementary Materials”) for information contained in such slide and in the above-referenced information.  All of the information above and in Attachment I is hereby filed, except (i) the information above regarding IBM’s revenue growth excluding divested content and (ii) the information in Attachment I about segment PTI mix excluding Enterprise Investments and stock-based compensation, which information, in each case, is furnished but not filed.

These materials may contain forward looking statements under the Private Securities Litigation Reform Act of 1995, which statements involve numerous factors that could cause actual results to differ materially.  Additional information about those factors is contained in IBM's filings with the SEC, available from the SEC, IBM's web site or IBM's Investor Relations.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 26, 2009

	By:	/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and Controller

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ATTACHMENT I

IBM Financial Performance History Revenue ($B) * Excluding Global Financing Receivables IBM Segment PTI Mix * Excludes Enterprise Investments segment and stock-based compensation 85 83 81 89 96 91 91 99 104 24% 16% 13% 18% 15% 13% 14% 9% 10% 10% 14% 12% 13% 14% 11% 9% 9% 40% 46% 44% 41% 35% 30% 37% 37% 42% 25% 28% 42% 34% 35% 42% 40% 40% 40% 1% 0% 20% 40% 60% 80% 100% '00* '01* '02 '03 '04 '05 '06 '07 '08 Hardware Financing Services Software $4 $6 $8 $10 $12 $14 $16 $18 $20 '00 '01 '02 '03 '04 '05 '06 '07 '08 Pre-tax Income & Free Cash Flow ($B) $2 $3 $4 $5 $6 $7 $8 $9 $10 EPS Pre-tax income Free Cash Flow* EPS

ATTACHMENT II

Non-GAAP Supplementary Materials In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discusses the following Non-GAAP information which management believes provides useful information to investors. Cash Flow Management includes presentations of both cash flow from operations and free cash flow that exclude the effect of Global Financing Receivables. For a financing business, increasing receivables is the basis for growth. Receivables are viewed as an investment and an income-producing asset. Therefore, management presents financing receivables as an investing activity. Management’s view is that this presentation gives the investor the best perspective of cash available for new investment or for distribution to shareholders. Constant Currency Management refers to growth rates at constant currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates will be higher or lower than growth reported at actual exchange rates. Non-Recurring and Unique Items Management presents certain financial results excluding the effects of the operational performance of the company’s Enterprise Investments business for the 2000 and 2001 fiscal years. Given the unique and/or non-recurring nature of these items, management believes that presenting certain financial information without these items is more representative of the company’s operational performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors. Stock-Based Compensation Management excludes stock-based compensation from the presentation of certain financial results for fiscal years 2000 and 2001. Stock-based compensation expense was not recorded at the segment level in fiscal years 2000 and 2001, therefore stock-based compensation expense has been excluded from the Segment PTI analysis. Divested Businesses Management presents certain financial results without certain divestitures because management believes this presentation is more representative of the company's performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors.

Non-GAAP Supplementary Materials 9.1 (3.7) 12.9 2.5 $15.3 2004 8.7 (3.9) 12.6 1.9 $14.5 2003 5.9 (4.6) 10.5 3.3 $13.8 2002 6.8 6.7 Free Cash Flow (excluding GF Receivables) (4.9) (4.3) Net Capital Expenditures 2001 2000 11.7 11.1 Net Cash from Operations (excluding GF Receivables) 2.0 (2.5) Less: Global Financing Receivables $13.7 $8.6 Net Cash from Operations $ in Billions 14.3 (4.5) 18.8 0.0 $18.8 2008 12.4 (5.0) 17.4 (1.3) $16.1 2007 10.5 9.6 Free Cash Flow (excluding GF Receivables) (4.7) (3.5) Net Capital Expenditures 2006 2005 15.3 13.1 Net Cash from Operations (excluding GF Receivables) (0.3) 1.8 Less: Global Financing Receivables $15.0 $14.9 Net Cash from Operations Reconciliation of Free Cash Flows (excluding GF Receivables) The above serves to reconcile the Non-GAAP financial information contained in the preceding discussion related to free cash flow.

Reconciliation of the Difference in Revenue Growth between Growth Markets and Major Markets The above serves to reconcile the Non-GAAP financial information contained in the preceding discussion regarding revenue growth in growth markets as compared to major markets. Non-GAAP Supplementary Materials 8 pts 5 pts FY’08 7 pts (4 pts) Jan ’09 7 pts (2 pts) 4Q’08 9 pts 8 pts 3Q’08 9 pts 8 pts 2Q’08 7 pts 8 pts 1Q’08 @ Constant Currency As Reported

Non-GAAP Supplementary Materials Reconciliation of Impact on Segment PTI Mix The above serves to reconcile the Non-GAAP financial information contained in the preceding discussion regarding PTI mix in certain segments. $ 11,326 $ 11,205 16% 1,854 24% 2,719 Hardware 10% 1,143 10% 1,176 Financing 46% 5,161 40% 4,517 Services 28% $ 3,168 25% $ 2,793 Software %PTI 2001 %PTI 2000 Excludes Enterprise Investments Segment: $ 11,009 $ 10,908 -3% (317) -3% (297) Enterprise Investments 17% 1,854 25% 2,719 Hardware 10% 1,143 11% 1,176 Financing 47% 5,161 41% 4,517 Services 29% $ 3,168 26% $ 2,793 Software %PTI 2001 %PTI 2000 (in $ millions) As reported in 2000 and 2001 which excludes Stock-based compensation:

Reconciliation of Compound Growth Rate (CGR) The above serves to reconcile the Non-GAAP financial information contained in the preceding discussion regarding the exclusion of divestitures in the calculation of compound growth rates. Non-GAAP Supplementary Materials * - includes discontinued operations revenue 5% $ 104 $ 70 Revenue – Excluding Divestitures . 18 . Divestitures 2% $ 104 $ 88* Revenue – As Reported CGR% 2008 2000 ($ in billions)